HEALTHSOUTH CORPORATION
SUBSIDIARY LIST

Subsidiary Name	Jurisdiction of Incorporation	DBA
Advantage Health, LLC	DE
AnMed Enterprises, Inc./HealthSouth, L.L.C.	SC	AnMed Health Rehabilitation Hospital, an affiliate entity of AnMed Health and HealthSouth Corporation
BJC/HealthSouth Rehabilitation Center, L.L.C.	MO	The Rehabilitation Institute of St. Louis
St. Louis Milliken Hand Therapy, a Partnership of BJC HealthCare and HealthSouth
Central Arkansas Rehabilitation Associates, L.P.	DE	St. Vincent Rehabilitation Hospital
CHI St. Vincent Hot Springs Rehabilitation Hospital an affiliate of HealthSouth
Central Louisiana Rehab Associates, L.P.	DE	HealthSouth Rehabilitation Hospital of Alexandria
CMS Alexandria Rehabilitation, LLC	DE
CMS Development and Management Company, Inc.	DE
CMS Fayetteville Rehabilitation, Inc.	DE
CMS Jonesboro Rehabilitation, Inc.	DE
CMS Kansas City Rehabilitation, Inc.	DE
CMS Rehab of WF, L.P.	DE	HealthSouth Rehabilitation Hospital of Wichita Falls
CMS Sherwood Rehabilitation, Inc.	DE
CMSI Systems of Texas, Inc.	TX
Continental Medical of Arizona, Inc.	DE
Continental Medical of Colorado, Inc.	DE
Continental Medical of Kentucky, Inc.	DE
Continental Medical Systems, Inc.	DE
Continental Rehab of W.F., Inc.	TX
Continental Rehabilitation Hospital of Arizona, Inc.	DE
HCA Wesley Rehabilitation Hospital, Inc.	DE	Wesley Rehabilitation Hospital, An Affiliate of HealthSouth
Wesley Home Health
HCS Limited	Cayman Islands, B.W.I.
HealthSouth Acquisition Holdings Subsidiary, LLC	DE
HealthSouth Acquisition Holdings, LLC	DE
HealthSouth Alabama Real Estate, LLC	DE
HealthSouth Arizona Real Estate, LLC	DE
HealthSouth Arkansas Real Estate, LLC	DE
HealthSouth Aviation, LLC	DE
HealthSouth Bakersfield Rehabilitation Hospital, LLC	DE	HealthSouth Bakersfield Rehabilitation Hospital
HealthSouth Bryan Holdings, LLC	DE
HealthSouth Bundling Initiatives, LLC	DE
HealthSouth C Corp Sub Holdings, Inc.	DE
HealthSouth California Real Estate, LLC	DE
HealthSouth Cardinal Hill Rehabilitation Hospital, LLC	DE	Cardinal Hill Rehabilitation Hospital
Cardinal Hill Home Care
Cardinal Hill Outpatient Services
Cardinal Hill Pediatric Services
Cardinal Hill Skilled Rehabilitation Unit
HealthSouth Clinical Technologies, LLC	DE
HealthSouth Colorado Real Estate, LLC	DE
HealthSouth Deaconess Holdings, LLC	DE
HealthSouth East Valley Rehabilitation Hospital, LLC	DE	HealthSouth East Valley Rehabilitation Hospital
HealthSouth Gulfport Holdings, LLC	DE
HealthSouth Harmarville Rehabilitation Hospital, LLC	DE	HealthSouth Harmarville Rehabilitation Hospital
HealthSouth Johnson City Holdings, LLC	DE
HealthSouth Joint Ventures Holdings, LLC	DE
HealthSouth Kansas Real Estate, LLC	DE
HealthSouth Kentucky Real Estate, LLC	DE
HealthSouth Littleton Rehabilitation, LLC	DE	HealthSouth Rehabilitation Hospital of Littleton
HealthSouth Martin County Holdings, LLC	DE
HealthSouth Maryland Real Estate, LLC	DE
HealthSouth Massachusetts Real Estate, LLC	DE
HealthSouth Middletown Rehabilitation Hospital, LLC	DE	HealthSouth Rehabilitation Hospital of Middletown
HealthSouth Midland Odessa Holdings, LLC	DE
HealthSouth Myrtle Beach Holdings, LLC	DE
HealthSouth Nevada Real Estate, LLC	DE
HealthSouth New Mexico Real Estate, LLC	DE
HealthSouth North Houston GP, LLC	DE
HealthSouth Northern Kentucky Rehabilitation Hospital, LLC	DE	HealthSouth Northern Kentucky Rehabilitation Hospital
HealthSouth of Altoona, LLC	DE
HealthSouth of Dothan, Inc.	AL	HealthSouth Rehabilitation Hospital
HealthSouth of East Tennessee, LLC	DE	HealthSouth Rehabilitation Hospital
HealthSouth of Erie, LLC	DE	HealthSouth Rehabilitation Hospital of Erie
HealthSouth of Fort Smith, LLC	DE	HealthSouth Rehabilitation Hospital of Fort Smith
HealthSouth Outpatient Rehabilitation
HealthSouth of Nittany Valley, Inc.	DE	HealthSouth Nittany Valley Rehabilitation Hospital
HealthSouth Rehabilitation Center of Lewistown
HealthSouth Rehabilitation Center of Mifflintown
HealthSouth of Phenix City, Inc.	DE
HealthSouth of Sea Pines Limited Partnership	AL	HealthSouth Sea Pines Rehabilitation Hospital
HealthSouth of South Carolina, Inc.	DE	HealthSouth Rehabilitation Hospital of Columbia
HealthSouth of Spring Hill, Inc.	DE	HealthSouth Rehabilitation Hospital of Spring Hill
HealthSouth of Toms River, LLC	DE	HealthSouth Rehabilitation Hospital of Toms River
HealthSouth of Treasure Coast, Inc.	DE	HealthSouth Treasure Coast Rehabilitation Hospital
HealthSouth of York, LLC	DE	HealthSouth Rehabilitation Hospital of York
HealthSouth Rehabilitation Center of Industrial Highway
HealthSouth-Normandie Drive
HealthSouth of Yuma, Inc.	DE
HealthSouth Ohio Real Estate, LLC	DE
HealthSouth Owned Hospitals Holdings, LLC	DE
HealthSouth Patient Safety Organization, LLC	DE
HealthSouth Pennsylvania Real Estate, LLC	DE
HealthSouth Plano Rehabilitation Hospital, LLC	DE	HealthSouth Plano Rehabilitation Hospital
HealthSouth Press, LLC	DE
HealthSouth Reading Rehabilitation Hospital, LLC	DE	HealthSouth Reading Rehabilitation Hospital
HealthSouth Real Estate, LLC	DE
HealthSouth Real Property Holding, LLC	DE
HealthSouth Rehabilitation Center of New Hampshire, Inc.	DE	HealthSouth Rehabilitation Hospital
HealthSouth Rehabilitation Center, Inc.	SC	HealthSouth Rehabilitation Hospital of Florence
HealthSouth Rehabilitation Hospital at Drake, LLC	DE	HealthSouth Rehabilitation Hospital of Cincinnati HealthSouth Rehabilitation Hospital of Cincinnati at Norwood
HealthSouth Rehabilitation Hospital of Abilene, LLC	DE	HealthSouth Rehabilitation Hospital of Abilene
HealthSouth Rehabilitation Hospital of Altoona, LLC	DE	HealthSouth Rehabilitation Hospital of Altoona
HealthSouth Rehabilitation Center - Bedford
HealthSouth Rehabilitation Center - Meadowbrook Plaza
HealthSouth Rehabilitation Center - Regency Square
HealthSouth Rehabilitation Center - Tyrone
HealthSouth Rehabilitation Hospital of Arlington, LLC	DE	HealthSouth Rehabilitation Hospital of Arlington
HealthSouth Rehabilitation Hospital of Austin, Inc.	DE	HealthSouth Rehabilitation Hospital of Austin
HealthSouth Rehabilitation Hospital of Beaumont, LLC	DE	HealthSouth Rehabilitation Hospital of Beaumont
HealthSouth Rehabilitation Center - Beaumont
HealthSouth Rehabilitation Hospital of Braintree, LLC	DE	HealthSouth Braintree Rehabilitation Hospital
HealthSouth Braintree Center for Occupational Health & Rehabilitation
HealthSouth Braintree Rehabilitation Center at Abington
HealthSouth Braintree Rehabilitation Center at Brockton
HealthSouth Braintree Rehabilitation Center at Milford
HealthSouth Braintree Rehabilitation Center at Plymouth
HealthSouth Braintree Rehabilitation Center at Taunton
HealthSouth Braintree Rehabilitation Hospital Outpatient Clinic at Lynnfield
HealthSouth Braintree Rehabilitation Hospital Pediatric Center
HealthSouth Braintree Rehabilitation Unit at Framingham
HealthSouth Rehabilitation Hospital of Charleston, LLC	SC	HealthSouth Rehabilitation Hospital of Charleston
HealthSouth Rehabilitation Hospital of Cypress, LLC	DE	HealthSouth Rehabilitation Hospital of Cypress
HealthSouth Rehabilitation Hospital of Dallas, LLC	DE	HealthSouth Rehabilitation Hospital of Dallas
HealthSouth Rehabilitation Hospital of Dayton, LLC	DE	HealthSouth Rehabilitation Hospital of Dayton
HealthSouth Rehabilitation Hospital of Desert Canyon, LLC	DE	HealthSouth Desert Canyon Rehabilitation Hospital
HealthSouth Rehabilitation Hospital of Fort Worth, LLC	DE	HealthSouth Rehabilitation Hospital of Fort Worth
HealthSouth Rehabilitation Hospital of Fredericksburg, LLC	DE	HealthSouth Rehabilitation Hospital of Fredericksburg
HealthSouth Rehabilitation Hospital of Gadsden, LLC	DE	HealthSouth Rehabilitation Hospital of Gadsden
HealthSouth Rehabilitation Hospital of Gulfport, LLC	DE
HealthSouth Rehabilitation Hospital of Henderson, LLC	DE	HealthSouth Rehabilitation Hospital of Henderson
HealthSouth Rehabilitation Hospital of Humble, LLC	DE	HealthSouth Rehabilitation Hospital of Humble
HealthSouth Rehabilitation Hospital of Jonesboro, LLC	AR	HealthSouth Rehabilitation Hospital of Jonesboro
HealthSouth Rehabilitation Hospital of Largo, LLC	DE	HealthSouth Rehabilitation Hospital of Largo
HealthSouth Rehabilitation Hospital of Las Vegas, LLC	DE	HealthSouth Rehabilitation Hospital of Las Vegas
HealthSouth Rehabilitation Hospital of Manati, Inc.	DE	HealthSouth Rehabilitation Hospital of Manati
HealthSouth Rehabilitation Hospital of Marion County, LLC	DE	HealthSouth Rehabilitation Hospital of Ocala
HealthSouth Rehabilitation Hospital of Martin County, LLC	DE	HealthSouth Rehabilitation Hospital at Martin Health
HealthSouth Rehabilitation Hospital of Mechanicsburg, LLC	DE	HealthSouth Rehabilitation Hospital of Mechanicsburg
HealthSouth L.I.F.E. (Living Independently in Functional Environments)
HealthSouth Rehabilitation Hospital of Miami, LLC	DE	HealthSouth Rehabilitation Hospital of Miami
HealthSouth Rehabilitation Hospital of Midland/Odessa, LLC	DE	HealthSouth Rehabilitation Hospital of Midland/Odessa
HealthSouth Rehabilitation Hospital of Modesto, LLC	DE	HealthSouth Rehabilitation Hospital of Modesto
HealthSouth Rehabilitation Hospital of Montgomery, Inc.	AL	HealthSouth Rehabilitation Hospital of Montgomery
HealthSouth Rehabilitation Hospital of New England, LLC	DE	HealthSouth New England Rehabilitation Hospital
HealthSouth New England Rehabilitation Hospital Outpatient Clinic at Billerica
HealthSouth New England Rehabilitation Hospital Outpatient Clinic at Framingham
HealthSouth New England Rehabilitation Unit at Beverly
HealthSouth New England Rehabilitation Hospital at Lowell
HealthSouth Rehabilitation Hospital of New Mexico, LLC	DE	HealthSouth Rehabilitation Hospital
HealthSouth Rehabilitation Hospital of Newnan, LLC	DE	HealthSouth Rehabilitation Hospital of Newnan
HealthSouth Rehabilitation Hospital of North Houston, LP	TX	HealthSouth Rehabilitation Hospital Vision Park
HealthSouth Rehabilitation Hospital of Northern Virginia, LLC	DE	HealthSouth Rehabilitation Hospital of Northern Virginia
HealthSouth Rehabilitation Hospital of Pearland, LLC	DE	HealthSouth Rehabilitation Hospital of Pearland
HealthSouth Rehabilitation Hospital of Petersburg, LLC	DE	HealthSouth Rehabilitation Hospital of Petersburg
HealthSouth Rehabilitation Hospital of Richardson, LLC	DE	HealthSouth Rehabilitation Hospital of Richardson
HealthSouth Rehabilitation Hospital of Round Rock, LLC	DE	HealthSouth Rehabilitation Hospital of Round Rock
HealthSouth Rehabilitation Hospital of San Juan, Inc.	DE	HealthSouth Rehabilitation Hospital of San Juan
HealthSouth Outpatient Therapy of San Juan
HealthSouth Rehabilitation Hospital of Sarasota, LLC	DE	HealthSouth Rehabilitation Hospital of Sarasota
HealthSouth Rehabilitation Hospital of Seminole County, LLC	DE	HealthSouth Rehabilitation Hospital of Altamonte Springs
HealthSouth Rehabilitation Hospital of Sewickley, LLC	DE	HealthSouth Rehabilitation Hospital of Sewickley
HealthSouth Rehabilitation Hospital of South Austin, LLC	DE	HealthSouth Rehabilitation Hospital of Austin
HealthSouth Rehabilitation Hospital of South Jersey, LLC	DE	HealthSouth Rehabilitation Hospital of Vineland
HealthSouth Rehabilitation Hospital of Sugar Land, LLC	DE	HealthSouth Sugar Land Rehabilitation Hospital
HealthSouth Rehabilitation Hospital of Tallahassee, LLC	DE	HealthSouth Rehabilitation Hospital of Tallahassee
HealthSouth Rehabilitation Hospital of Texarkana, Inc.	DE	HealthSouth Rehabilitation Hospital of Texarkana
HealthSouth Rehabilitation Hospital of the Mid-Cities, LLC	DE	HealthSouth Rehabilitation Hospital of the Mid-Cities
HealthSouth Rehabilitation Hospital of Utah, LLC	DE	HealthSouth Rehabilitation Hospital of Utah
HealthSouth Rehabilitation Hospital of Vintage Park, LLC	DE	HealthSouth Rehabilitation Hospital The Vintage
HealthSouth Rehabilitation Hospital of Westerville, LLC	DE	Mount Carmel Rehabilitation Hospital, in partnership with HealthSouth
HealthSouth Rehabilitation Hospital of Williamson County, LLC	TN	HealthSouth Rehabilitation Hospital of Franklin
HealthSouth Rehabilitation Hospital The Woodlands, Inc.	DE	HealthSouth Rehabilitation Hospital The Woodlands
HealthSouth Rehabilitation Institute of San Antonio (RIOSA), Inc.	DE	HealthSouth Rehabilitation Institute of San Antonio (RIOSA)
HealthSouth Rehabilitation Institute of Tucson, LLC	AL	HealthSouth Rehabilitation Institute of Tucson
HealthSouth Savannah Holdings, LLC	DE
HealthSouth Scottsdale Rehabilitation Hospital, LLC	DE	HealthSouth Scottsdale Rehabilitation Hospital
HealthSouth Sea Pines Holdings, LLC	DE
HealthSouth South Carolina Real Estate, LLC	DE
HealthSouth Sunrise Rehabilitation Hospital, LLC	DE	HealthSouth Sunrise Rehabilitation Hospital
Outpatient Therapy and Day Rehab
HealthSouth Support Companies, LLC	DE
HealthSouth Texas Real Estate, LLC	DE
HealthSouth Tucson Holdings, LLC	DE
HealthSouth Tulsa Holdings, LLC	DE
HealthSouth Utah Real Estate, LLC	DE
HealthSouth Valley of the Sun Rehabilitation Hospital, LLC	DE	HealthSouth Valley of The Sun Rehabilitation Hospital
HealthSouth Virginia Real Estate, LLC	DE
HealthSouth Walton Rehabilitation Hospital, LLC	DE	HealthSouth Walton Rehabilitation Hospital
HealthSouth West Virginia Real Estate, LLC	DE
HealthSouth Westerville Holdings, LLC	DE
HealthSouth Winston-Salem Holdings, LLC	DE
HealthSouth/Deaconess L.L.C.	IN	HealthSouth Deaconess Rehabilitation Hospital
HealthSouth/GHS Limited Liability Company	PA	Geisinger HealthSouth Rehabilitation Hospital
Geisinger HealthSouth Rehabilitation Center of Berwick
Geisinger HealthSouth Rehabilitation Center of Bloomsburg
Geisinger HealthSouth Rehabilitation Center of Bucknell
Geisinger HealthSouth Rehabilitation Center of Danville
Geisinger HealthSouth Rehabilitation Center of Milton
Geisinger HealthSouth Rehabilitation Center of Selinsgrove
Geisinger HealthSouth Rehabilitation - Hospital Outpatient Center
HealthSouth/Maine Medical Center Limited Liability Company	ME	New England Rehabilitation Hospital of Portland, a Joint Venture of Maine Medical Center and HEALTHSOUTH
HealthSouth/Methodist Rehabilitation Hospital Limited Partnership	TN	HealthSouth Rehabilitation Hospital of Memphis
HealthSouth Rehabilitation Hospital-North
K.C. Rehabilitation Hospital, Inc.	DE	MidAmerica Rehabilitation Hospital
Kansas Rehabilitation Hospital, Inc.	DE	Kansas Rehabilitation Hospital
Lakeshore System Services of Florida, Inc.	FL	HealthSouth Emerald Coast Rehabilitation Hospital
Lakeview Rehabilitation Group Partners	KY	HealthSouth Lakeview Rehabilitation Hospital of Central Kentucky
HealthSouth Lakeview Outpatient
Myrtle Beach Rehabilitation Hospital, LLC	DE
New England Rehabilitation Management Co., LLC	NH
New England Rehabilitation Services of Central Massachusetts, Inc.	MA	Fairlawn Rehabilitation Hospital
Northwest Arkansas Rehabilitation Associates	AR	HealthSouth Rehabilitation Hospital, a Partner with Washington Regional
Novant Health Rehabilitation Hospital of Winston-Salem, LLC	DE
Piedmont HealthSouth Rehabilitation, LLC	SC	HealthSouth Rehabilitation Hospital of Rock Hill
Plano Health Associates Limited Partnership	DE
Print Promotions Group, LLC	DE
Quillen Rehabilitation Hospital of Johnson City, LLC	DE	Quillen Rehabilitation Hospital, a joint venture of Mountain States Health Alliance and HealthSouth
Rebound, LLC	DE	HealthSouth Cane Creek Rehabilitation Hospital
HealthSouth Chattanooga Rehabilitation Hospital
HealthSouth Lakeshore Rehabilitation Hospital
HealthSouth Lakeshore Outpatient
HealthSouth Rehabilitation Hospital of Huntington
HealthSouth Rehabilitation Hospital of North Alabama
Rehab Concepts Corp.	DE
Rehabilitation Hospital Corporation of America, LLC	DE	HealthSouth Chesapeake Rehabilitation Hospital
HealthSouth Outpatient Therapy Services
HealthSouth Rehabilitation Hospital of Virginia
HealthSouth Southern Hills Rehabilitation Hospital
HealthSouth Western Hills Regional Rehabilitation Hospital
HealthSouth Western Hills Outpatient
Rehabilitation Hospital of Colorado Springs, Inc.	DE	HEALTHSOUTH Rehabilitation Hospital of Colorado Springs
Rehabilitation Hospital of Phenix City, L.L.C.	AL	Regional Rehabilitation Hospital
Rehabilitation Hospital of Plano, LLC	DE
Rehabilitation Institute Of Western Massachusetts, LLC	MA	HealthSouth Rehabilitation Hospital of Western Massachusetts
Reliant Blocker Corp.	DE
Rusk Rehabilitation Center, L.L.C.	MO	Rusk Rehabilitation Center, a Joint Venture of HealthSouth and The University of Missouri - Columbia
Saint Barnabas/HealthSouth Rehabilitation Center, L.L.C.	NJ	HealthSouth Rehabilitation Hospital of Tinton Falls
Savannah Rehabilitation Hospital, LLC	DE	Rehabilitation Hospital of Savannah An Affiliate of HealthSouth
Sherwood Rehabilitation Hospital, Inc.	DE
Southern Arizona Regional Rehabilitation Hospital, L.P.	DE	HealthSouth Rehabilitation Hospital of Southern Arizona
St. John HealthSouth Rehabilitation Hospital, LLC	DE	St. John Rehabilitation Hospital, affiliated with HealthSouth
St. Joseph HealthSouth Rehabilitation Hospital, LLC	DE
Tarrant County Rehabilitation Hospital, Inc.	TX	HealthSouth City View Rehabilitation Hospital
Tyler Rehab Associates, L.P.	DE	Christus Trinity Mother Frances Rehabilitation Hospital, Affiliated with HealthSouth
Tyler Rehabilitation Hospital, Inc.	TX
University of Virginia/HealthSouth L.L.C.	VA	UVA-HealthSouth Rehabilitation Hospital
UVa-HEALTHSOUTH Sports Medicine & Rehabilitation Center
Van Matre Rehabilitation Center LLC	IL	Van Matre HealthSouth Rehabilitation Hospital
Vanderbilt Stallworth Rehabilitation Hospital, L.P.	TN	Vanderbilt Stallworth Rehabilitation Hospital
Wellmont/HealthSouth IRF, LLC	DE	The Rehabilitation Hospital of Southwest Virginia
West Virginia Rehabilitation Hospital, Inc.	WV	HealthSouth Mountain View Regional Rehabilitation Hospital
HealthSouth Mountainview at Bridgeport
Western Medical Rehab Associates, L.P.	DE	HealthSouth Tustin Rehabilitation Hospital
Western Neuro Care, Inc.	DE
Yuma Rehabilitation Hospital, L.L.C.	AZ	Yuma Rehabilitation Hospital, a Partnership of HealthSouth & YRMC

HealthSouth Home Health Holdings, Inc.	DE
HealthSouth Home Health Corporation	DE

A & B Home Health Solutions, LLC	CT	Encompass Home Health of New England
AHM Action Home Health, LP	TX	Encompass Home Health of East Texas
Encompass Home Health of Arkansas
Encompass Home Health of Texarkana
AHM Texas GP, LLC	DE
AHM Texas LP, Inc.	DE
Abba Home Health, L.P.	TX	Encompass Home Health of Lubbock
Encompass Home Health of the Panhandle
Encompass Hospice of the Panhandle
Advanced Homecare Holdings, Inc.	DE
Advanced Homecare Management, Inc.	DE	Encompass Home Health
Encompass Home Health and Hospice
Advantage Hospice, Inc.	TX
Apex Hospice LLC	TX	Encompass Hospice of DFW
Best Home Care LP	TX	Encompass Home Health of the Permian Basin
CareServices of Bethesda, LLC	FL	Encompass Home Health of Bethesda Health
CareServices of the Treasure Coast, LLC	FL
CareSouth Health System, Inc.	DE
CareSouth HHA Holdings of Columbus, LLC	GA	Encompass Home Health of Georgia
CareSouth HHA Holdings of Dothan, LLC	GA	Encompass Home Health of Alabama
CareSouth HHA Holdings of Gainesville, LLC	GA	Encompass Home Health and Hospice
Encompass Home Health of Georgia
CareSouth HHA Holdings of Greensboro, LLC	GA	Encompass Home Health of North Carolina
CareSouth HHA Holdings of Lexington, LLC	GA	Encompass Home Health of North Carolina
CareSouth HHA Holdings of Middle Georgia, LLC	GA	Encompass Home Health of Georgia
CareSouth HHA Holdings of North Florida, LLC	GA	Encompass Home Health of Florida
CareSouth HHA Holdings of Panama City, LLC	FL	Encompass Home Health of Florida
CareSouth HHA Holdings of Richmond, LLC	VA	Encompass Home Health of Virginia
CareSouth HHA Holdings of South Carolina, LLC	GA	Encompass Home Health of South Carolina
CareSouth HHA Holdings of Tallahassee, LLC	FL	Encompass Home Health of Florida
CareSouth HHA Holdings of the Bay Area, LLC	GA	Encompass Home Health of Florida
CareSouth HHA Holdings of the Treasure Coast, LLC	GA	CareServices of Jupiter Medical Center Encompass Home Health of Jupiter Medical Center
CareSouth HHA Holdings of Valley, LLC	GA	Encompass Home Health of Alabama
CareSouth HHA Holdings of Virginia, LLC	GA	Encompass Home Health of Virginia Encompass Home Health of Delaware Lighthouse Home Health
CareSouth HHA Holdings of Washington, LLC	GA	Encompass Home Health of Georgia
CareSouth HHA Holdings of Western Carolina, LLC	GA	Encompass Home Health of North Carolina
CareSouth HHA Holdings of Winchester, LLC	GA	Encompass Home Health of Tennessee Encompass Hospice of Tennessee
CareSouth HHA Holdings, LLC	GA
CareSouth Hospice, LLC	GA	Encompass Hospice of South Carolina
Encompass Hospice of Georgia
CareSouth Private Duty Holdings, LLC	GA
CareSouth Private Duty of Georgia, LLC	GA
CareSouth Private Duty of South Carolina, LLC	GA
Continental Home Care, Inc.	OK	Encompass Home Health of Eastern Oklahoma
CS Health & Wellness, LLC	GA
DRC Health Systems, L.P.	TX	Encompass Home Health of Corpus Christi
Encompass Home Health of Houston
Encompass Hospice of Houston
Day-By-Day Staff Relief, Inc.	OK	Encompass Home Health of Kansas
Encompass Home Health of Northeast Oklahoma
Encompass Hospice of Kansas
Encompass Private Duty of Kansas
Encompass Home Health of Kansas City
Encompass Hospice of Kansas City
Dosik, Inc.	TX	Encompass Home Health of Livingston
EHHI Holdings, Inc.	DE
Encompass Home Health of Austin, LLC	TX	Austin Home Health
Encompass Home Health of Austin
Encompass Hospice of Austin
Encompass Home Health of Fredericksburg
Encompass Home Health of Georgetown
Encompass Home Health of Colorado, LLC	CO	Encompass Home Health of Colorado
Encompass Hospice of Colorado
Encompass Home Health of DFW, LLC	TX	Encompass Home Health of DFW
Encompass Home Health of East Texas, LLC	TX	Encompass Hospice of Texarkana
Encompass Home Health of New England, LLC	DE
Encompass Home Health of Roanoke, LLC	DE	Encompass Home Health of Virginia
Encompass Home Health of the Midwest, LLC	DE	Encompass Home Health of Illinois
Encompass Home Health of Indiana
Encompass Home Health of Ohio
Encompass Home Health of the Mid Atlantic, LLC	VA	Encompass Home Health of Virginia
Encompass Home Health of Western Virginia
Encompass Hospice of Virginia
Encompass Home Health of Maryland
Encompass Home Health of Pennsylvania
Encompass Home Health of the Southeast, LLC	FL	Encompass Home Health of Florida
Encompass Home Health of the West, LLC	ID	Encompass Home Health and Hospice of Utah
Encompass Home Health of Idaho
Encompass Home Health of Arizona
Encompass Home Health of Nevada
Ecompass Home Health of Southern Utah
Encompass Hospice of Southern Utah
Encompass Hospice of the West, LLC	ID	Encompass Hospice of Idaho
Encompass Hospice of Utah
Encompass of Fort Worth, LP	TX	Encompass Home Health of North Central Texas
Encompass Home Health of Wichita Falls
Encompass of West Texas, LP	TX	Encompass Home Health of West Texas
Excella Associates, L.L.C.	MA
Excella Healthcare, Inc.	MA
Excella Home Health Agency, LLC	MA	Encompass Home Health of New England
Excella Homecare, Inc.	MA	Encompass Home Health of New England
Guardian Home Care, Inc.	ID	Encompass Home Health & Hospice of Idaho
Encompass Home Health of Oregon
Encompass Hospice of Oregon
Hallmark Homecare, L.P.	TX	Encompass Home Health of Bryan/College Station
Encompass Home Health of Central Texas
Encompass Hospice of Bryan/College Station
Family Home Health
HealthCare Innovations Holdings, L.L.C.	TX
HealthCare Innovations of Oklahoma, L.L.C.	TX	Encompass Home Health of Southeast Oklahoma
Encompass Hospice of Southeast Oklahoma
HealthCare Innovations of Western Oklahoma, L.L.C.	TX	Encompass Home Health of Western Oklahoma
HealthCare Innovations-Travertine Health Services, L.L.C.	TX	Encompass Home Health of Central Oklahoma
Idaho Homecare Holdings, Inc.	ID
Orion Homecare, LLC	ID	Encompass Home Health of Western Idaho
Encompass Home Health of Wyoming
Preferred Home Health, L.P.	TX	Encompass Home Health of Southeast Texas
TH of San Antonio, LLC	TX	Encompass Hospice of Central Texas
Texas Senior Care, L.P.	TX	Encompass Home Health of Greater Dallas
Encompass Home Health of Northeast Texas
WellCare, Inc.	NM	Encompass Home Health of New Mexico
Encompass Hospice of New Mexico
Wellmark Healthcare Services of El Paso, Inc.	TX	Encompass Home Health of El Paso